NATIXIS FUNDS

Supplement dated March 11, 2019 to the Natixis Funds Prospectus dated June 1, 2018, as may be revised or supplemented from time to time, for the following funds.

Natixis Sustainable Future 2015 FundSM	Natixis Sustainable Future 2040 FundSM
Natixis Sustainable Future 2020 FundSM	Natixis Sustainable Future 2045 FundSM
Natixis Sustainable Future 2025 FundSM	Natixis Sustainable Future 2050 FundSM
Natixis Sustainable Future 2030 FundSM	Natixis Sustainable Future 2055 FundSM
Natixis Sustainable Future 2035 FundSM	Natixis Sustainable Future 2060 FundSM
(each a “Fund” and, together, the “Funds”)

On March 7, 2019, the Board of Trustees (the “Board”) of Natixis Funds Trust IV (the “Trust”) approved the addition of Harris Associates L.P. and Loomis, Sayles & Company, L.P. as subadvisers to the Funds and approved the addition of three segments to the Funds’ Principal Investment Strategies, effective April 30, 2019. Shareholders of the Funds will receive an Information Statement that contains additional information about the subadvisers and the new segments within 90 days of the effective date of the changes discussed in this supplement.

Effective April 30, 2019, the second paragraph under the sub-heading “Principal Investment Strategies” within the section “Investments, Risks and Performance” in the Fund Summary with regard to each Fund is amended and restated as follows:

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

Effective April 30, 2019, the below information is added under the subsection “Investment Subadvisers” within the section “Management” in the Fund Summary with regard to each Fund:

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Effective April 30, 2019, William C. Nygren, Kevin G. Grant, M. Colin Hudson and Michael J. Mangan of Harris Associates and Aziz V. Hamzaogullari, Christopher T. Harms, Clifton V. Rowe and Kurt L. Wagner of Loomis Sayles will join the portfolio management team of each Fund.

Effective April 30, 2019, the below information is added under the subsection “Portfolio Managers” within the section “Management” in the Fund Summary with regard to each Fund:

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

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Loomis Sayles

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner, CFA® has served as a portfolio manager of the Fund since 2019.

Effective April 30, 2019, the second paragraph under the sub-heading “Principal Investment Strategies” in the section “More About Goals and Strategies” in the Funds’ Prospectus is amended and restated as follows:

Each Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with each Fund’s multi-disciplinary approach, the ESG strategies used by each Fund may vary across each Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

Effective April 30, 2019, the following segment descriptions are added under the heading “U.S. Equity” within the sub-section “Principal Investment Strategies” in the section “More About Goals and Strategies” in the Funds’ Prospectus:

Loomis Sayles All Cap Growth Segment – Invests primarily in equity securities, including common stocks, preferred stocks, convertible securities and warrants. This segment may invest in companies of any size. The segment normally invests across a wide range of sectors and industries. The segment’s portfolio manager employs a growth style of equity management that emphasizes companies with sustainable competitive advantages, long-term structural growth drivers, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. The segment’s portfolio manager seeks to understand the impact of material ESG elements on the sustainability of a company’s competitive advantages, its intrinsic value and ultimately long-term investment performance. The segment’s portfolio manager aims to invest in companies when they trade at a significant discount to the estimate of intrinsic value. The segment will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the portfolio manager believes the current price fully reflects intrinsic value, or for other investment reasons which the portfolio manager deems appropriate. Although certain equity securities purchased by the segment may be issued by domestic companies incorporated outside of the United States, Loomis Sayles does not consider these securities to be foreign if they are included in the U.S. equity indices published by S&P Global Ratings or Russell Investments or if the security’s country of risk defined by Bloomberg is the United States.

Harris Associates Large Cap Value Segment – Invests primarily in common stocks of U.S. companies. The segment generally invests in securities of larger capitalization companies in any industry. Harris Associates uses a value investment philosophy in selecting equity securities, including common stocks. This value investment philosophy is based upon the belief that, over time, a company’s stock price converges with Harris Associates’ estimate of the company’s intrinsic value. By “intrinsic value,” Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business.

Harris Associates uses this value investment philosophy to identify companies that it believes have discounted stock prices compared to what Harris Associates believe are the companies’ intrinsic values. In assessing such companies, Harris Associates looks for the following characteristics, although not all of the companies selected will have these attributes: (1) free cash flows and intelligent investment of excess cash; (2) earnings that are growing, are reasonably predictable and sustainable; and (3) high level of manager ownership.

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Once Harris Associates identifies a stock that it believes is selling at a significant discount to Harris Associates’ estimate of intrinsic value and that the issuer has one or more of the additional qualities mentioned above, Harris Associates generally will consider buying that security for the segment. Harris Associates usually sells a security when the price approaches its estimated intrinsic value. This means that Harris Associates sets specific “buy” and “sell” targets for each stock. Harris Associates monitors each holding and adjusts these price targets as warranted to reflect changes in a company’s fundamentals. Harris Associates’ estimate of a stock’s intrinsic value is adjusted to reflect material ESG risks and opportunities.

Effective April 30, 2019, the following segment description is added under the heading “Fixed-Income” within the sub-section “Principal Investment Strategies” in the section “More About Goals and Strategies” in the Funds’ Prospectus:

Loomis Sayles Core Fixed Income Segment – Invests primarily in bonds (or fixed-income securities) which include U.S. government securities, corporate bonds issued by U.S. or foreign companies that are investment grade (i.e., rated in the four highest rating categories of a nationally recognized statistical ratings organization such as Moody’s Investor Service, Inc., Fitch Investor Services, Inc. or S&P’s Global Ratings or, if unrated, which Loomis Sayles determines to be of comparable quality), investment grade fixed-income securities backed by the interest and principal payments of various types of mortgages, known as mortgage-backed securities and investment grade fixed-income securities backed by the interest and principal payments on loans for other types of assets, such as automobiles, houses, or credit cards, known as asset-backed securities. The segment may also invest in other types of fixed-income securities, and foreign securities in which the segment invests are denominated in U.S. dollars. In deciding which securities to buy or sell, Loomis Sayles may consider a number of factors related to the bond issue and the current market, including, for example, the financial strength of the issuer, current interest rates and valuations, ESG-related risks and opportunities, the stability and volatility of a country’s bond markets and expectations regarding general trends in interest rates and currency considerations. Loomis Sayles also considers how purchasing or selling a bond would impact the segment’s overall portfolio risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk), potential return (income and capital gains), and ESG principles and values. The portfolio managers may engage in active and frequent trading of portfolio securities in managing the segment. The segment typically maintains an average portfolio duration that is within one year of the average duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the “Aggregate Bond Index”), although it reserves the right to deviate further from the average duration of the Aggregate Bond Index when Loomis Sayles believes it to be appropriate in light of the segment’s investment objective. As of December 31, 2018, the average duration of the Aggregate Bond Index was 5.87 years.

Effective April 30, 2019, the second paragraph under the heading “Adviser” in the sub-section “Meet the Funds’ Investment Adviser and Subadvisers” within the section “Management Team” is amended and restated as follows:

The maximum aggregate advisory fee payable by each Fund is equal to the sum of: (i) 0.25% of the average daily net assets of each segment managed directly by Natixis Advisors; (ii) 0.70% of the average daily net assets of any segment managed by any subadviser other than Wilshire; and (iii) the greater of an asset based fee calculated by multiplying the Fund’s average daily net assets by a rate based on the combined average daily net assets of all the Funds, equal to 0.08% of the first $250 million, 0.07% of the next $250 million, 0.06% of the next $750 million and 0.03% of amounts exceeding $1.25 billion of the combined average daily net assets of the Funds, or the Fund’s allocable portion of a minimum annual fee of $250,000 which applies to the Funds in the aggregate. The advisory fee rates currently paid with respect to the AIA U.S. Large Cap Value ESG Segment, the AIA U.S. Small/Mid Cap ESG Segment, the AIA International Developed Markets Equity ESG Segment and the AIA Emerging Markets ESG Segment, each managed directly by Natixis Advisors, are 0.165%, 0.20%, 0.20% and 0.25%, respectively, of the average daily net assets of such segments. The advisory fee rates currently paid with respect to the Mirova Global Sustainable Equity Segment and the Mirova Carbon

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Neutral U.S. Equity Segment are 0.50% and 0.25%, respectively, of the average daily net assets of such segments. The advisory fee rate currently paid with respect to the Harris Associates Large Cap Value Segment is 0.52% of the average daily net assets of such segment. The advisory fee rate currently paid with respect to the Loomis Sayles All Cap Growth Segment and the Loomis Sayles Core Fixed Income Segment are 0.35% and 0.20%, respectively, of the average daily net assets of such segments. Each Fund may add additional segments to be managed by either Natixis Advisors or a subadviser in the future, provided that the advisory fee rates applicable to such segments do not exceed 0.25% of the average daily net assets of any segment managed directly by Natixis Advisors and 0.70% of the average daily net assets of any segment managed by any subadviser other than Wilshire.

Effective April 30, 2019, the following information is added under the heading “Investment Subadviser” in the sub-section “Meet the Funds’ Investment Adviser and Subadvisers” within the section “Management Team”:

Harris Associates, located at 111 S. Wacker Drive, Suite 4600, Chicago, Illinois 60606, serves as a subadviser to the Funds. Harris Associates, managed $107 billion in assets as of December 31, 2018, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Funds. Founded in 1926, Loomis Sayles is one of the oldest investment advisory firms in the United States with over $249.7 billion in assets under management as of December 31, 2018. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Effective April 30, 2019, the first paragraph under “Information About the Manager-of-Manager Structure” under the heading “Investment Subadvisers” in the sub-section “Meet the Funds’ Investment Adviser and Subadvisers” within the section “Management Team” is deleted in its entirety and the second paragraph is amended and restated as follows:

In addition, Natixis Advisors and the Funds have received an exemptive order from the SEC (the “Order”), which permits Natixis Advisors, subject to approval by the Board of Trustees but without shareholder approval, to hire or terminate, and to modify any existing or future subadvisory agreement with, subadvisers that are not affiliated with Natixis Advisors as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Natixis Advisors or of another company that, indirectly or directly, wholly owns Natixis Advisors. Shareholders of each Fund have approved the Fund’s operation under the manager-of-managers structure contemplated by the Order. If a new subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change.

Effective April 30, 2019, the following information is added under the subsection “Meet the Funds’ Portfolio Managers” within the section “Management Team”:

The following portfolio managers have had joint and primary responsibility for managing the portfolios of one or more separately managed segments of each Fund since the dates indicated below:

Harris Associates

William C. Nygren, CFA® has served as a co-portfolio manager of the Harris Associates Large Cap Value Segment of each Fund since 2019. Mr. Nygren, Vice President, Chief Investment Officer, U.S. Equity and portfolio manager of Harris Associates, joined the firm in 1983. Mr. Nygren received a B.S. from the University of Minnesota and an M.S. from the University of Wisconsin-Madison. Mr. Nygren holds the designation of Chartered Financial Analyst® and has over 36 years of investment experience.

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Kevin G. Grant, CFA® has served as a co-portfolio manager of the Harris Associates Large Cap Value Segment of each Fund since 2019. Mr. Grant, co-Chairman, portfolio manager and analyst of Harris Associates, joined the firm in 1988. Mr. Grant received a B.S. from the University of Wisconsin-Madison and an M.B.A. from the Loyola University-Chicago. Mr. Grant holds the designation of Chartered Financial Analyst® and has over 26 years of investment experience.

M. Colin Hudson, CFA® has served as a co-portfolio manager of the Harris Associates Large Cap Value Segment of each Fund since 2019. Mr. Hudson, Vice President, portfolio manager and analyst of Harris Associates, joined the firm in 2005. Mr. Hudson received a B.A. from DePauw University, and an M.S. and an M.B.A. from Indiana University. Mr. Hudson holds the designation of Chartered Financial Analyst® and has over 19 years of investment experience.

Michael J. Mangan, CFA® has served as a co-portfolio manager of the Harris Associates Large Cap Value Segment of each Fund since 2019. Mr. Mangan, a portfolio manager of Harris Associates joined the firm in 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. Mr. Mangan is a CPA, holds the designation of Chartered Financial Analyst® and has over 29 years of investment experience.

Loomis Sayles

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Loomis Sayles All Cap Growth Segment of each Fund since 2019. Mr. Hamzaogullari joined Loomis Sayles in 2010 and is the Chief Investment Officer of the Growth Equity Strategies Team at Loomis Sayles and a member of the firm’s Board of Directors. Mr. Hamzaogullari received a B.S. in management from Bilkent University in Turkey and an M.B.A. from George Washington University. He holds the designation of Chartered Financial Analyst® and has over 25 years of investment industry experience.

Christopher T. Harms has served as a co-portfolio manager of the Loomis Sayles Core Fixed Income Segment of each Fund since 2019. Mr. Harms, Vice President of Loomis Sayles, joined Loomis Sayles in 2010 as a product manager for the fixed income group. He earned a B.S.B.A. from Villanova University and an M.B.A. from Drexel University. Mr. Harms has over 38 years of investment industry experience.

Clifton V. Rowe, CFA® has served as a co-portfolio manager of the Loomis Sayles Core Fixed Income Segment of each Fund since 2019. Mr. Rowe, Vice President of Loomis Sayles, began his investment career in 1992 and joined Loomis Sayles in 1992. He holds the designation of Chartered Financial Analyst®. Mr. Rowe received a B.B.A. from James Madison University, an MBA from the University of Chicago and has over 26 years of investment experience.

Kurt L. Wagner, CFA® has served as a co-portfolio manager of the Loomis Sayles Core Fixed Income Segment of each Fund since 2019. Mr. Wagner, Vice President and portfolio manager for the fixed income group’s core and investment grade corporate bond strategies of Loomis Sayles, joined Loomis Sayles in 1994. Mr. Wagner earned a B.A. from Haverford College and an M.B.A. from the University of Chicago. Mr. Wagner holds the designations of Chartered Financial Analyst® and Chartered Investment Counselor and has 40 years of investment management experience.

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NATIXIS FUNDS

Supplement dated March 11, 2019 to the Natixis Funds Summary Prospectuses dated June 1, 2018,

as may be revised or supplemented from time to time, for the following funds.

Natixis Sustainable Future 2015 FundSM	Natixis Sustainable Future 2040 FundSM
Natixis Sustainable Future 2020 FundSM	Natixis Sustainable Future 2045 FundSM
Natixis Sustainable Future 2025 FundSM	Natixis Sustainable Future 2050 FundSM
Natixis Sustainable Future 2030 FundSM	Natixis Sustainable Future 2055 FundSM
Natixis Sustainable Future 2035 FundSM	Natixis Sustainable Future 2060 FundSM
(each a “Fund” and, together, the “Funds”)

On March 7, 2019, the Board of Trustees (the “Board”) of Natixis Funds Trust IV (the “Trust”) approved the addition of Harris Associates L.P. and Loomis, Sayles & Company, L.P. as subadvisers to the Funds and approved the addition of three segments to the Funds’ Principal Investment Strategies, effective April 30, 2019. Shareholders of the Funds will receive an Information Statement that contains additional information about the subadvisers and the new segments within 90 days of the effective date of the changes discussed in this supplement.

Accordingly, effective April 30, 2019, the following changes are made to each Fund’s Summary Prospectus:

Effective April 30, 2019, the second paragraph under the sub-heading “Principal Investment Strategies” within the section “Investments, Risks and Performance” in the Fund Summary with regard to each Fund is amended and restated as follows:

The Fund follows a sustainable investing approach that aligns with environmental, social and governance (“ESG”) principles and values. Consistent with the Fund’s multi-disciplinary approach, the ESG strategies used by the Fund may vary across the Fund’s underlying funds and separately managed segments. For example, strategies may integrate ESG factors into fundamental analysis to pursue alpha and manage risk, or may use sustainable themes to identify investment opportunities. Certain ESG strategies may also seek to exclude specific types of investments.

Effective April 30, 2019, the below information is added under the subsection “Investment Subadvisers” within the section “Management” in the Fund Summary with regard to each Fund:

Harris Associates L.P. (“Harris Associates”)

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Effective April 30, 2019, William C. Nygren, Kevin G. Grant, M. Colin Hudson and Michael J. Mangan of Harris Associates and Aziz V. Hamzaogullari, Christopher T. Harms, Clifton V. Rowe and Kurt L. Wagner of Loomis Sayles will join the portfolio management team of each Fund.

Effective April 30, 2019, the below information is added under the subsection “Portfolio Managers” within the section “Management” in the Fund Summary with regard to each Fund:

The following portfolio managers manage the portfolios of one or more separately managed segments of the Fund:

Harris Associates

William C. Nygren, CFA® has served as a portfolio manager of the Fund since 2019.

Kevin G. Grant, CFA® has served as a portfolio manager of the Fund since 2019.

M. Colin Hudson, CFA® has served as a portfolio manager of the Fund since 2019.

Michael J. Mangan, CFA® has served as a portfolio manager of the Fund since 2019.

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Loomis Sayles

Aziz V. Hamzaogullari, CFA® has served as a portfolio manager of the Fund since 2019.

Christopher T. Harms has served as a portfolio manager of the Fund since 2019.

Clifton V. Rowe, CFA® has served as a portfolio manager of the Fund since 2019.

Kurt L. Wagner, CFA® has served as a portfolio manager of the Fund since 2019.

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NATIXIS FUNDS

Supplement dated March 11, 2019 to the Natixis Funds Statement of Additional Information dated

June 1, 2018, as may be revised or supplemented from time to time, for the following funds.

Natixis Sustainable Future 2015 FundSM	Natixis Sustainable Future 2040 FundSM
Natixis Sustainable Future 2020 FundSM	Natixis Sustainable Future 2045 FundSM
Natixis Sustainable Future 2025 FundSM	Natixis Sustainable Future 2050 FundSM
Natixis Sustainable Future 2030 FundSM	Natixis Sustainable Future 2055 FundSM
Natixis Sustainable Future 2035 FundSM	Natixis Sustainable Future 2060 FundSM
(each a “Fund” and, together, the “Funds”)

On March 7, 2019, the Board of Trustees (the “Board”) of Natixis Funds Trust IV (the “Trust”) approved the addition of Harris Associates L.P. and Loomis, Sayles & Company, L.P. as subadvisers to the Funds and approved the addition of three segments to the Funds’ Principal Investment Strategies effective April 30, 2019. Shareholders of the Funds will receive an Information Statement that contains additional information about the subadvisers and the new segments within 90 days of the effective date of the changes discussed in this supplement.

Accordingly, effective April 30, 2019, the following changes are made to the Funds’ Statement of Additional Information:

Effective April 30, 2019, the third paragraph in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” is amended and restated as follows:

The maximum aggregate advisory fee payable by each Fund is equal to the sum of: (i) 0.25% of the average daily net assets of each segment managed directly by Natixis Advisors; (ii) 0.70% of the average daily net assets of any segment managed by any subadviser other than Wilshire; and (iii) the greater of an asset based fee calculated by multiplying the Fund’s average daily net assets by a rate based on the combined average daily net assets of all the Funds, equal to 0.08% of the first $250 million, 0.07% of the next $250 million, 0.06% of the next $750 million and 0.03% of amounts exceeding $1.25 billion of the combined average daily net assets of the Funds, or the Fund’s allocable portion of a minimum annual fee of $250,000 which applies to the Funds in the aggregate. The advisory fee rates currently paid with respect to the AIA U.S. Large Cap Value ESG Segment, the AIA U.S. Small/Mid Cap ESG Segment, the AIA International Developed Markets Equity ESG Segment and the AIA Emerging Markets ESG Segment, each managed directly by Natixis Advisors, are 0.165%, 0.20%, 0.20% and 0.25%, respectively, of the average daily net assets of such segments. The advisory fee rates currently paid with respect to the Mirova Global Sustainable Equity Segment and the Mirova Carbon Neutral U.S. Equity Segment are 0.50% and 0.25%, respectively, of the average daily net assets of such segments. The advisory fee rate currently paid with respect to the Harris Associates Large Cap Value Segment is 0.52% of the average daily net assets of such segment. The advisory fee rate currently paid with respect to the Loomis Sayles All Cap Growth Segment and the Loomis Sayles Core Fixed Income Segment are 0.35% and 0.20%, respectively, of the average daily net assets of such segments. Each Fund may add additional segments to be managed by either Natixis Advisors or a subadviser in the future, provided that the advisory fee rates applicable to such segments do not exceed 0.25% of the average daily net assets of any segment managed directly by Natixis Advisors and 0.70% of the average daily net assets of any segment managed by any subadviser other than Wilshire.

Effective April 30, 2019, the first paragraph in the sub-section “Subadvisory Fees” within the section “Fund Charges and Expenses” is amended and restated as follows:

The advisory agreement between Natixis Advisors and the Funds provides that Natixis Advisors may delegate its responsibilities thereunder to other parties. Pursuant to separate subadvisory agreements, Natixis Advisors has delegated certain responsibilities to four subadvisers, Harris Associates L.P. (“Harris Associates”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Ostrum Asset Management U.S., LLC (“Ostrum US”) and Wilshire Associates Incorporated (“Wilshire”) (each a “Subadviser”).

Effective April 30, 2019, the following information is added to the sub-section “Subadvisory Fees” within the section “Fund Charges and Expenses”:

Pursuant to a subadvisory agreement, Natixis Advisors has delegated portfolio management responsibilities with respect to the Harris Associates Large Cap Value Segment (described in the Prospectuses) to Harris Associates. For the services described in the subadvisory agreement, each Fund has agreed to pay Harris Associates a subadvisory fee not to exceed an annual rate of 0.70% of the average daily net assets of any segment managed by Harris Associates. The subadvisory fee for the segment currently managed by Harris Associates is set forth in the following table:

Segment	Subadvisory fee payable to Harris Associates (as a % of average daily net assets of the Segment)
Harris Associates Large Cap Value Segment	0.52%

Pursuant to a subadvisory agreement, Natixis Advisors has delegated portfolio management responsibilities with respect to the Loomis Sayles All Cap Growth Segment and Loomis Sayles Core Fixed Income Segment (each described in the Prospectuses) to Loomis Sayles. For the services described in the subadvisory agreement, each Fund has agreed to pay Loomis Sayles a subadvisory fee not to exceed an annual rate of 0.70% of the average daily net assets of any segment managed by Loomis Sayles. The subadvisory fee for the segments currently managed by Loomis Sayles are set forth in the following table:

Segment	Subadvisory fee payable to Loomis Sayles (as a % of average daily net assets of the Segment)
Loomis Sayles All Cap Growth Segment	0.35%
Loomis Sayles Core Fixed Income Segment	0.20%

Effective April 30, 2019, the second paragraph in the sub-section “Proxy Voting Policies” within the section “Fund Charges and Expenses” is amended and restated as follows:

Pursuant to the subadvisory agreements, Natixis Advisors has delegated proxy voting responsibilities for the Harris Associates Large Cap Value Segment to Harris Associates, for the Loomis Sayles All Cap Growth Segment and Loomis Sayles Core Fixed Income Segment to Loomis Sayles, and for the Mirova Global Sustainable Equity Segment and the Mirova Carbon Neutral U.S. Equity Segment to Ostrum US.

Effective April 30, 2019, the following information is added to the sub-section “Proxy Voting Policies” within the section “Fund Charges and Expenses”:

Harris Associates. Harris Associates as part of its management responsibilities is generally responsible for exercising voting rights with respect to client accounts in accordance with its Proxy Voting Policies and Procedures. Harris Associates exercises voting rights solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company. In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and does not consider any benefit to Harris Associates, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris Associates considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and invests in companies in which Harris Associates believes management goals and shareholder goals are aligned. Therefore, on most issues, Harris Associates casts votes in accordance with management’s recommendations. However, when Harris Associates believes that management’s position on a particular issue is not in the best interests of its clients, Harris Associates will vote contrary to management’s recommendation.

Harris Associates’ Proxy Voting Committee has established a number of proxy voting guidelines on various issues of concern to investors. The Proxy Voting Committee will normally vote proxies in accordance with these guidelines unless the Proxy Voting Committee determines that it is in the best economic interests of shareholders to vote contrary to the guidelines. Harris Associates voting guidelines generally address issues related to boards of directors, auditors, equity based compensation plans, and shareholder rights.

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With respect to a company’s board of directors, Harris Associates believes that there should be a majority of independent directors and that audit, compensation and nominating committees should consist solely of independent directors, and it usually will vote in favor of proposals that ensure such independence.

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With respect to auditors, Harris Associates believes that the relationship between a public company and its auditors should be limited primarily to the audit engagement, and it usually will vote in favor of proposals to prohibit or limit fees paid to auditors for any services other than auditing and closely-related activities that do not raise any appearance of impaired independence.

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With respect to equity based compensation plans, Harris Associates believes that appropriately designed plans approved by a company’s shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, Harris Associates will normally vote against plans that substantially dilute its clients’ ownership interest in the company or provide participants with excessive awards. Harris Associates usually also will vote in favor of proposals to require the expensing of options, in favor of proposals for an annual shareholder advisory vote on executive compensation and in favor of advisory votes to ratify named executive officer compensation. Harris Associates will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

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With respect to corporate structure and shareholder rights, Harris Associates believes that all shareholders of a company should have an equal voice and that barriers that limit the ability of shareholders to effect corporate change and to realize the full value of their investment are not desirable. Therefore, Harris Associates usually will vote against proposals for supermajority voting rights, against the adoption of anti-takeover measures, and against proposals for different classes of stock with different voting rights.

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With respect to “social responsibility” issues, Harris Associates believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management. Harris Associates is focused on maximizing long-term shareholder value and usually will vote against shareholder proposals requesting that a company disclose or change certain business practices unless it believes the proposal would have a substantial positive economic impact on the company.

Harris Associates may determine not to vote a Fund’s proxy if it has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non- U.S. jurisdictions, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”), and Harris Associates may determine that the loss of investment flexibility resulting from share blocking outweighs the benefit to be gained by voting.

The Proxy Voting Committee, in consultation with Harris Associates’ legal and compliance departments, will monitor and resolve any potential conflicts of interest with respect to proxy voting. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Harris Associates, when a client of Harris Associates is involved in a proxy contest (such as a corporate director), or when an employee of Harris Associates has a personal interest in a proxy matter. When a conflict of interest arises, in order to insure that proxies are voted solely in the best interests of Harris Associates’ clients as shareholders, Harris Associates will vote in accordance with either Harris Associates’ written guidelines or the recommendation of an independent third party voting service. If Harris Associates believes that voting in accordance with the guidelines or the recommendation of the proxy voting service would not be in the collective best interests of shareholders, Harris Associates’ Proxy Voting Conflicts Committee will determine how shares should be voted.

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to research and administer the vote on proxies for those accounts and funds for which Loomis Sayles has voting authority. One of Loomis Sayles’ Proxy Voting Services, Glass, Lewis & Company (“Glass Lewis”) provides vote recommendations and/or analysis to Loomis Sayles based on Glass Lewis’ own research. Loomis Sayles will generally follow its express policy with input from Glass Lewis unless Loomis Sayles Proxy Committee (the “Proxy Committee”) determines that the client’s best interests are served by voting otherwise.

All issues presented for shareholder vote will be considered under the oversight of the Proxy Committee. All non-routine issues will be directly considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security, and will be voted in the best investment interests of the Fund. All routine issues will be voted according to Loomis Sayles’ policy approved by the Proxy Committee unless special factors require that they be considered by the Proxy Committee and, when necessary, the equity analyst following the company and/or the portfolio manager of a Fund holding the security. Loomis Sayles’ Proxy Committee has established these routine policies in what it believes are the best investment interests of Loomis Sayles’ clients.

The specific responsibilities of the Proxy Committee include, (1) developing, authorizing, implementing and updating the Procedures, including an annual review of the Procedures, existing voting guidelines and the proxy voting process in general; (2) oversight of the proxy voting process including oversight of the vote on proposals according to the predetermined policies in the voting guidelines, directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration and consultation with the portfolio managers and analysts for the Fund(s) holding the security when necessary or appropriate; (3) periodic sampling or engaging an outside party to sample proxy votes to ensure they comply with the Procedures and are cast in accordance with the Funds’ best interests; and (4) engagement and oversight of third-party vendors, such as Proxy Voting Services including:

(i)	determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering

a)	the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

b)

the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest.

(ii)	providing ongoing oversight of Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients.

(iii)	receiving and reviewing updates from Proxy Voting Services regarding relevant business changes or changes to Proxy Voting Services’ conflict policies and procedures, and

(iv)

in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error, investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future.

Loomis Sayles has established several policies to ensure that proxy votes are voted in its clients’ best interest and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in the Procedures. Second, where these Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of Glass Lewis in making its voting decisions. However, if the Proxy Committee determines that Glass Lewis’ recommendation is not in the best interest of its clients, then the Proxy Committee may use its discretion to vote against Glass Lewis’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have and, (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full prior disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event the Proxy Committee will make reasonable efforts to obtain and consider, prior to directing any vote information, opinions or recommendations from or about the opposing position on any proposal.

Effective April 30, 2019, the following information is added to the sub-section “Information About the Organization and Ownership of the Advisers and Subadvisers of the Funds” within the section “Investment Advisory and Other Services”:

Harris Associates is a limited partnership whose sole general partner is Harris Associates, Inc., a wholly-owned subsidiary of Natixis IM-NA.

Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is owned by Natixis IM-NA.

Effective April 30, 2019, the third paragraph in the sub-section “Advisory and Subadvisory Agreements” within the section “Investment Advisory and Other Services” is amended and restated as follows:

In addition, Natixis Advisors and the Trust have received an exemptive order from the SEC (the “Order”), which permits Natixis Advisors, subject to approval by the Board of Trustees but without shareholder approval, to hire or terminate, and to modify any existing or future subadvisory agreement with, subadvisers that are not affiliated with Natixis Advisors as well as subadvisers that are indirect or direct wholly-owned subsidiaries of Natixis Advisors or of another company that, indirectly or directly, wholly owns Natixis Advisors. Shareholders of each Fund have approved the Fund’s operation under the manager-of-managers structure contemplated by the Order. If a new subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change.

Effective April 30, 2019, the sixth paragraph in the sub-section “Advisory and Subadvisory Agreements” within the section “Investment Advisory and Other Services” is amended and restated as follows:

Natixis Advisors manages the AIA U.S. Large Cap Value ESG Segment, AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and the AIA Emerging Markets ESG Segment of the Funds, oversees the services provided to the Funds by each of the subadvisers and provides certain administrative services. Subject to the review of the Board, Natixis Advisors monitors each subadviser to assure that the subadviser is managing a Fund’s assets consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines, including, but not limited to, compliance with the diversification requirements set forth in the 1940 Act and Subchapter M of the Code. In addition, Natixis Advisors also provides subadvised Funds with administrative services which include, among other things, day-to-day administration of matters related to the Fund’s existence, maintenance of its records, preparation of reports and assistance in the preparation of the Fund’s registration statement under federal and state laws. In addition, other than with respect to the AIA U.S. Large Cap Value ESG Segment, AIA U.S. Small/Mid Cap ESG Segment, AIA International Developed Markets Equity ESG Segment and the AIA Emerging Markets ESG Segment of the Funds, Natixis Advisors does not determine what investments will be purchased or sold for any Fund. Because Natixis Advisors, Harris Associates, Loomis Sayles, Ostrum US and the Underlying Funds manage their portfolio independently from the others, the same security may be held in two or more different Funds (or segments of the same Fund) or may be acquired for one Fund (or segments of the same Fund) at a time when the adviser or subadviser of another Fund (or segment) deems it appropriate to dispose of the security from that other Fund (or segment) or otherwise take a short position in or related to that security. Similarly, under some market conditions, one or more of the adviser, subadvisers or Underlying Fund’s adviser or subadviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another adviser, subadviser or Underlying Fund’s adviser or subadviser believe continued exposure to the broader securities is appropriate. Because each Natixis Advisors, Harris Associates, Loomis Sayles and Ostrum US direct the trading for their segment(s) of the Funds, and do not aggregate their transactions with those of the other adviser or subadviser, each Fund may incur higher brokerage costs than would be the case if a single adviser or subadviser were managing the entire Fund. Natixis Advisors will provide, or cause the Funds’ custodian to provide, information to each subadviser regarding the composition of assets of each Fund and the assets to be invested and reinvested by the subadviser.

Effective April 30, 2019, the following information supplements the sub-sections “Portfolio Managers’ Management of Other Accounts” within the section “Portfolio Management Information.”

Portfolio Managers’ Management of Other Accounts

As of January 31, 2019, many of the portfolio manager(s) of the Funds managed other accounts in addition to managing one or more of the Funds. The following table provides information on the other accounts managed by each portfolio manager:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager (Firm)	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
William C. Nygren (Harris Associates)	7	$26 billion	0	$0	2	$50.4 million	0	$0	3	$472.6 million	0	$0
Kevin G. Grant (Harris Associates)	3	$19.1 billion	0	$0	1	$26.5 million	0	$0	0	$0	0	$0
M. Colin Hudson (Harris Associates)	3	$13.8 billion	0	$0	10	$718.4 million	0	$0	469	$3 billion	0	$0
Michael J. Mangan (Harris Associates)	2	$762.3 million	0	$0	1	$26.5 million	0	$0	684	$3.6 billion	0	$0
Aziz V. Hamzaogullari (Loomis Sayles)	21	$22.6 billion	0	$0	16	$6.7 billion	1	$750.0 million	134	$20.1 billion	0	$0
Christopher T. Harms (Loomis Sayles)	7	$3.6 billion	0	$0	6	$2.1 billion	0	$0	158	$14.0 billion	0	$0
Clifton V. Rowe (Loomis Sayles)	7	$3.6 billion	0	$0	8	$2.9 billion	0	$0	156	$14.4 billion	0	$0
Kurt L. Wagner (Loomis Sayles)	7	$3.6 billion	0	$0	14	$9.9 billion	0	$0	166	$16.6 billion	2	$5.0 billion

Effective April 30, 2019, the following information is added to the sub-section “Portfolio Managers’ Compensation” within the section “Portfolio Management Information.”

Harris Associates. Each of the portfolio managers of the Harris Associates-subadvised Funds/segments are compensated solely by Harris Associates, a subadviser. Compensation for each of the portfolio managers is based on Harris Associates’ assessment of the individual’s long-term contribution to the investment success of Harris Associates. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of the adviser and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris Associates’ U.S. or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the accounts managed by the portfolio manager. The portfolio managers’ compensation is not based solely on an evaluation of the performance of the funds or the amount of fund assets. Performance is measured in a number of ways, including by accounts and by strategy, and is compared to one or more of the following benchmarks: S&P 500® Index, Russell Midcap® Value Index, Russell 1000® Value Index, Lipper Balanced Funds Index (60% S&P 500® Index and 40% Barclays Bond Index), MSCI World Index, MSCI World ex USA Index (Net), MSCI World ex USA Small Cap Index (Net) and Harris Associates’ approved lists of stocks, depending on whether the portfolio manager manages accounts in the particular strategy to which these benchmarks would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, and since a fund’s inception or since a portfolio manager has been managing a fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his or her compensation is also based on the contribution made to Harris Associates in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris Associates, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Loomis Sayles. Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio manager compensation is made up primarily of three main components: base salary, variable compensation and a long-term incentive program. Although portfolio manager compensation is not directly tied to assets under management, a portfolio manager’s base salary and/or variable compensation potential may reflect the amount of assets for which the manager is responsible relative to other portfolio managers. Loomis Sayles also offers a profit sharing plan. Base salary is a fixed amount based on a combination of factors including industry experience, firm experience, job performance and market considerations. Variable compensation is an incentive-based component and generally represents a significant multiple of base salary. Variable compensation is based on four factors: investment performance, profit growth of the firm, profit growth of the manager’s business unit and personal conduct. Investment performance is the primary component of total variable compensation and generally represents at least 60% of the total for fixed-income managers and 70% for equity managers. The other three factors are used to determine the remainder of variable compensation, subject to the discretion of the Chief Investment Officer (“CIO”) and senior management. The CIO and senior management evaluate these other factors annually.

Fixed-Income Segment/Fund’s Portfolio Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for fixed-income managers is measured by comparing the performance of the firm’s institutional composite (pre-tax and net of fees) in the manager’s style to the performance of an external benchmark and a customized peer group. The external benchmark used for the investment style utilized for the Loomis Sayles Core Fixed Income Segment is noted below. The customized peer group is created by the firm and is made up of institutional managers in the particular investment style. A manager’s relative performance for the past five years, or seven years for some products, is used to calculate the amount of variable compensation payable due to performance. To ensure consistency, the firm analyzes the five or seven year performance on a rolling three year basis. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue size of accounts represented in each product.

Loomis Sayles uses both an external benchmark and a customized peer group as a point of comparison for fixed-income manager performance because it believes they represent an appropriate combination of the competitive fixed-income product universe and the investment styles offered by Loomis Sayles. The benchmark used for the investment style utilized for the Loomis Sayles Core Fixed Income Segment is the Bloomberg Barclays U.S. Aggregate Bond Index.

Equity Segment/Fund’s Portfolio Managers. While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of the firm’s institutional composite to the performance of the applicable Morningstar® peer group and/or the Lipper universe. Generally speaking the performance of the respective product’s fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager’s performance relative to the peer group for the 1-, 3- and 5- year periods (3, 5 and 10 years for large cap growth, all cap growth and global growth) or since the start of the manager’s tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling returns compared to peer group over a sustained measurement period (5, 7, etc. years); however, the exact method may be adjusted to a product’s particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on either relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. The benchmark used for the investment style utilized for the Loomis Sayles All Cap Growth Segment is noted below:

FUND MANAGER BENCHMARKS
Loomis Sayles All Cap Growth Segment	Russell 3000® Growth Index

Mr. Hamzaogullari also receives additional compensation based on revenue and performance hurdles for his strategies, and performance fee based compensation as portfolio manager for a private investment fund.

In cases where the institutional peer groups are used, Loomis Sayles believes they represent the most competitive product universe while closely matching the investment styles offered by the Loomis Sayles fund.

General. Most mutual funds are not included in the Loomis Sayles’ strategy composites, so unlike managed accounts, fund performance and asset size in those cases would not directly contribute to this calculation. However, each fund managed by Loomis Sayles employs strategies endorsed by Loomis Sayles and fits into the product category for the relevant investment style. Loomis Sayles may adjust compensation if there is significant dispersion among the returns of the composite and accounts not included in the composite.

Loomis Sayles has developed and implemented two distinct long-term incentive plans to attract and retain investment talent. These plans supplement existing compensation. The first plan has several important components distinguishing it from traditional equity ownership plans:

•	the plan grants units that entitle participants to an annual payment based on a percentage of company earnings above an established threshold;

•	upon retirement a participant will receive a multi-year payout for his or her vested units;

•	participation is contingent upon signing an award agreement, which includes a non-compete covenant.

The second plan is also similarly constructed although the participants’ annual participation in company earnings is deferred for two years from the time of award and is only payable if the portfolio manager remains at Loomis Sayles. In this plan, there is no post-retirement payments or non-compete covenants.

Senior management expects that the variable compensation portion of overall compensation will continue to remain the largest source of income for those investment professionals included in the plan(s). The plan(s) was/were initially offered to portfolio managers and over time, the scope of eligibility widened to include other key investment professionals. Management has full discretion on what units are issued and to whom.

Portfolio managers also participate in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). The portfolio managers may also participate in the Loomis Sayles defined benefit pension plan, which applies to all Loomis Sayles employees who joined the firm prior to May 3, 2003. The defined benefit is based on years of service and base compensation (up to a maximum amount).

In addition to the compensation described above, portfolio managers may receive additional compensation based on the overall growth of their strategies.

The following information supplements the sub-section “Portfolio Managers’ Ownership of Fund Shares” within the section “Portfolio Management Information.”

Portfolio Managers’ Ownership of Fund Shares

As of January 31, 2019, the portfolio managers had the following ownership in the Funds:

Name of Portfolio Manager	Fund(s) Managed	Dollar Range of Equity Securities Invested*
William C. Nygren (Harris Associates)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Kevin G. Grant (Harris Associates)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

M. Colin Hudson (Harris Associates)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Michael J. Mangan (Harris Associates)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Aziz V. Hamzaogullari (Loomis Sayles)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Christopher T. Harms (Loomis Sayles)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Clifton V. Rowe (Loomis Sayles)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

Kurt L. Wagner (Loomis Sayles)	2015 Fund 2020 Fund 2025 Fund 2030 Fund 2035 Fund 2040 Fund 2045 Fund 2050 Fund 2055 Fund 2060 Fund	A A A A A A A A A A

*A.	None	D.	$50,001 - $100,000	G. over $1,000,000
B.	$1 - 10,000	E.	$100,001 - $500,000
C.	$10,001 - $50,000	F.	$500,001 - $1,000,000

Effective April 30, 2019, the following information is added to the sub-section “Allocation of Investment Opportunity among Funds and Other Investors Managed by Advisers and Subadvisers; Cross Relationships of Officers and Trustees” within the section “Portfolio Management Information.”

Harris Associates. Certain officers and employees of Harris Associates have responsibility for portfolio management of other advisory accounts and clients (including other registered investment companies and accounts of affiliates of Harris Associates) that may invest in securities in which its subadvised Funds may invest. Where Harris Associates determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated by Harris Associates to the participating accounts. In situations in which advisory accounts have competing interests in a limited investment opportunity, Harris Associates will allocate investment opportunities based on numerous considerations, including cash availability and/or liquidity requirements, the time competing accounts have had funds available for investment or have had investments available for sale, investment objectives and restrictions, an account’s participation in other opportunities, tax considerations and relative size of portfolio holdings of the same or comparable securities. It is Harris Associates’ policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients. Harris Associates believes that the ability of the subadvised Funds to participate in larger aggregated transactions will in some cases produce better executions for these Funds. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to these Funds or the price at which a security may be sold.

Loomis Sayles. Loomis Sayles has organized its business into two investment groups: The Fixed-Income Group and The Equity Group. The Fixed-Income Group and The Equity Group make investment decisions for the Funds managed by Loomis Sayles. The groups make investment decisions independently of one another. These groups also have responsibility for the management of other client portfolios. The other investment companies and clients served by Loomis Sayles’ investment platforms sometimes invest in securities in which the Funds (or segments thereof) advised or subadvised by Loomis Sayles also invest. If one of these Funds and such other clients advised or subadvised by the same investment group of Loomis Sayles desire to buy or sell the same portfolio securities at or about the same time, the respective group allocates purchases and sales, to the extent practicable, on a pro rata basis in proportion to the amount desired to be purchased or sold for each Fund or client advised or subadvised by that investment group. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which each of the Funds purchases or sells. In other cases, however, it is believed that these practices may benefit the relevant Fund.

Effective April 30, 2019, the following information is added to the section “Portfolio Transactions and Brokerage.”

Harris Associates. Harris Associates is responsible for selecting brokers and dealers for the execution of security transactions for each Fund it subadvises. Harris Associates seeks to place purchase and sale orders in a manner that is fair and reasonable to a Fund. The primary consideration in placing all portfolio transactions is Harris Associates’ ability to obtain “best execution” of such orders. Best execution means the combination of the most favorable execution and net price available under the circumstances. In determining best execution Harris Associates takes into account a number of relevant factors including, among other things, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction in the desired price range with a minimum market impact, the reliability, integrity and financial condition of the broker, the ability of the broker to commit resources to the execution of the trade, and the value of the brokerage or research products or services provided. Such factors are weighed by Harris Associates in determining the overall reasonableness of the brokerage commission. In selecting brokers for portfolio transactions, Harris Associates takes into account its past experiences in determining those brokers who are likely to help achieve best execution.

There are many instances when, in Harris Associates’ judgment, more than one broker can offer comparable execution services. In selecting among such brokers, consideration may be given to those brokers that supply research and brokerage products and services that are deemed to qualify as eligible research and brokerage products and services under the safe harbor of Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”). Eligible research products and services may include, among other things, research reports, discussions with research analysts and corporate executives, seminars or conferences, financial and economic publications that are not targeted to a wide audience, software that provides analysis of securities portfolios, market research, including pre-and post-trade analytics, and market data. Eligible brokerage products and services may include services and products that (i) are used to effect securities transactions; (ii) perform services incidental to securities transactions; or (iii) are required by an applicable SRO or SEC rule(s). The research and brokerage products or services provided to Harris Associates by a particular broker may include both (a) products and services created by such broker and (b) products and services created by a third party. The provision of research and brokerage products and services is often referred to as “soft dollar arrangements.” Such arrangements may cause a Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if Harris Associates determines that an arrangement qualifies for the safe harbor provided by Section 28(e).

Harris Associates is the principal source of information and advice to each Fund it subadvises, and the research and other services provided by brokers to Harris Associates are considered to be in addition to the information and advice provided by Harris Associates to the Funds. Harris Associates believes that it is important for Harris Associates, in performing its responsibilities to a Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of a Fund to take into account the value of the information received for use in advising the Fund. Other clients of Harris Associates, including those clients who are restricted from participating in soft dollar arrangements, may benefit from the research and other services obtained from brokers through whom a Fund effects securities transactions, and that not all such research and services may be used by Harris Associates for a Fund. Likewise, a Fund may benefit from research and other services obtained from brokers through whom other clients of Harris Associates effected securities transactions.

If Harris Associates receives an eligible research or brokerage product or service that it also utilizes for non-eligible research or brokerage purposes, Harris Associates will make a good faith determination as to the cost of such “mixed-use item” between the eligible and non-eligible purposes and use soft dollars to pay for that portion of the cost relating to its eligible purpose.

Harris Associates may also participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services. In “client commission arrangements” or “commission sharing arrangements,” Harris Associates may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker. Harris Associates may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e). Participating in client commission arrangements or commission sharing arrangements may enable Harris Associates to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, Harris Associates directs a trade to a broker with instructions that the broker execute the transaction, but “step-out” all or portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services. The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion. Harris Associates only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, Harris Associates effects trades with full service and introducing brokers, electronic communication networks, alternative trading systems, and other execution services. The reasonableness of brokerage commissions paid by a Fund in relation to transaction and research services received is evaluated by the staff of Harris Associates on an ongoing basis.

When Harris Associates believes it desirable, appropriate and feasible to purchase or sell the same security for a number of client accounts at the same time, Harris Associates may aggregate its clients’ orders (“Aggregated Orders”), including orders on behalf of a Fund, in a way that seeks to obtain more favorable executions, in terms of the price at which the security is purchased or sold, the costs of the execution of the orders, and the efficiency of the processing of the transactions. Each account that participates in an Aggregated Order will participate at the average share price.

The trade allocation process takes place on as timely a basis as possible, i.e., as a client order is completed in full, or, in the case of a partially executed Aggregated Order, at the market’s close when the average price can be calculated. The trader will aggregate trade orders of different portfolio managers if the trader believes the Aggregated Order would provide each client with an opportunity to achieve a more favorable execution.

In the case of an Aggregated Order that has not been completely filled, Harris Associates uses an automated application that determines an average execution price and then allocates securities among the accounts participating in the order. Harris Associates generally seeks to allocate partially executed Aggregated Orders in proportion to the size of the order placed for each account (i.e., pro rata), subject to certain minimum lot sizes depending on the size of the account.

Although Harris Associates believes that the ability to aggregate orders for client accounts will in general benefit its clients as a whole over time, in any particular instance, such aggregation may result in a less favorable price or execution for a particular client than might have been obtained if the transaction had been effected on an unaggregated basis.

Loomis Sayles. Generally, Loomis Sayles seeks to obtain quality executions at favorable security prices and at competitive commission rates, where applicable, through brokers and dealers who, in Loomis Sayles’ opinion, can provide the best overall net results for its clients. Transactions in equity securities are frequently executed through a primary market maker but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System (ATS), or other execution systems that in Loomis Sayles’ opinion can provide the best overall net results for its clients. Fixed-income securities are generally purchased from the issuer or a primary market maker acting as principal on a net basis with no brokerage commission paid by the client. Such securities, as well as equity securities, may also be purchased from underwriters at prices which include underwriting fees.

Commissions and Other Factors in Broker or Dealer Selection. Loomis Sayles uses its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and to evaluate the overall reasonableness of brokerage commissions paid on client portfolio transactions by reference to such data. In making this evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker or dealer, are taken into account. Other relevant factors may include, without limitation: (a) the execution capabilities of the brokers and/or dealers, (b) research and other products or services (as described in the section “Soft Dollars” below) provided by such brokers and/or dealers which are expected to enhance Loomis Sayles’ general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operations facilities of the brokers and/or dealers involved, (f) the risk in positioning a block of securities, (g) fair dealing and (h) the quality of the overall brokerage and research services provided by the broker-dealer.

Soft Dollars. Loomis Sayles’ receipt of brokerage and research products or services are factors in Loomis Sayles’ selection of a broker-dealer to execute transactions for a Fund where Loomis Sayles believes that the broker-dealer will provide quality execution of the transactions. Such brokerage and research products or services may be paid for with Loomis Sayles’ own assets or may, in connection with transactions in equity securities effected for client accounts for which Loomis Sayles exercises investment discretion, be paid for with client commissions (i.e., “soft dollars”).

Loomis Sayles will only acquire research and brokerage products and services that are deemed to qualify as eligible products and services under the safe harbor of Section 28(e) of the Exchange Act. Eligible research services and products that may be acquired by Loomis Sayles are those products and services that provide advice, analysis or reports that will aid Loomis Sayles in carrying out its investment decision-making responsibilities. Eligible research must reflect the expression of reasoning or knowledge (having inherently intangible and non-physical attributes) and may include the following research items: traditional research reports; discussions with research analysts and corporate executives; seminars or conferences; financial and economic publications that are not targeted to a wide public audience; software that provides analysis of securities portfolios; market research including pre-trade and post-trade analytics; and market data. Eligible brokerage services and products that may be acquired by Loomis Sayles are those services or products that (i) are required to effect securities transactions; (ii) perform functions incidental to securities transactions; or (iii) are services that are required by an applicable SRO or SEC rule(s). The brokerage and research products or services provided to Loomis Sayles by a particular broker-dealer may include both (a) products and services created by such broker-dealer, (b) products and services created by other broker-dealers, and (c) products and services created by a third party. All soft dollar services are reviewed and approved by Loomis Sayles’ Chief Compliance Officer.

If Loomis Sayles receives a particular product or service that both aids it in carrying out its investment decision-making responsibilities (i.e., a “research use”) and provides non-research related uses, Loomis Sayles will make a good faith determination as to the allocation of the cost of such “mixed-use item” between the research and non-research uses, and will only use soft dollars to pay for the portion of the cost relating to its research use.

In connection with Loomis Sayles’ use of soft dollars, a Fund may pay a broker or dealer an amount of commission for effecting a transaction for the Fund in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Loomis Sayles determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research products or services provided by the broker-dealer, viewed in terms of either the particular transaction or Loomis Sayles’ overall responsibilities with respect to accounts as to which Loomis Sayles exercises investment discretion.

Loomis Sayles may use soft dollars to acquire brokerage or research products and services that have potential application to all client accounts, including the Funds, or to acquire brokerage or research products and services that will be applied in the management of a certain group of client accounts and, in some cases, may not be used with respect to the Funds. The products or services may not be used in connection with the management of some of the accounts including the Funds that paid commissions to the broker-dealer providing the products or services and may be used in connection with the management of other accounts.

Loomis Sayles’ use of soft dollars to acquire brokerage and research products and services benefits Loomis Sayles by allowing it to obtain such products and services without having to purchase them with its own assets. Loomis Sayles believes that its use of soft dollars also benefits the Funds as described above. However, conflicts may arise between a Fund’s interest in paying the lowest commission rates available and Loomis Sayles’ interest in receiving brokerage and research products and services from particular brokers and dealers without having to purchase such products and services with Loomis Sayles’ own assets.

For purposes of this soft dollars discussion, the term “commission” includes commissions paid to brokers in connection with transactions effected on an agency basis and markups, markdowns, commission equivalents or other fees paid to dealers in connection with certain transactions to the extent consistent with relevant SEC interpretations. Loomis Sayles does not generate “soft dollars” on fixed-income transactions. However, certain fixed-income funds that invest in equities may generate soft dollars on said equity transactions. Furthermore, certain fixed-income accounts that invest in equity may prohibit soft dollars.